TICC Capital Corp.
Rights Offering Presentation
May 2008
Technology Focused Business Development Company
NASDAQ: TICC (Common Stock)
TICCR (Rights)
www.ticc.com
Filed Pursuant to Rule 497(a)(1)
File No. 333-149894
Rule 482 AD

Statements made during the course of this presentation that are not purely historical are forward-
looking statements regarding TICC’s or management's intentions, estimates, projections, assumptions, beliefs, expectations and strategies for the future.  All such forward-looking statements are intended to be subject to the safe-harbor protection available under applicable securities laws.
Because such statements deal with future events, they are subject to various risks and uncertainties, and actual outcomes and results might differ materially from those projected in the forward-looking statements.
Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed in our filings with the SEC.  These documents can be accessed through the investor relations’ section of our website. We do not undertake to update our forward-looking statements.
NASDAQ: TICC
Safe Harbor Statement

Record Date stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of common stock not subscribed for by other stockholders. Any Non-Record Date rights holder who exercises rights is entitled to subscribe for remaining shares that are not subscribed for by Record Date stockholders
Oversubscription
Privilege:
Repayment of indebtedness, the origination of new investments in accordance with our investment objective, working capital and general corporate purposes
Use of Proceeds:
RBC Capital Markets Dealer-Manager:
TICCR (Rights); TICC (Common Stock Ticker) Ticker (NASDAQ):
Approximately 21.7 million rights with 5 rights representing 1 share of common stock
Up to approximately 4.3 million shares of common stock issuable upon exercise of rights
Offering:
1 share of common stock for 5 rights Subscription Ratio:
1 right for 1 share of common stock held on the Record Date Distribution Ratio:
Issuer: TICC Capital Corp.
Recent Share Price: $7.34 at May 14, 2008
Recent Market Cap: $159.25M at May 14, 2008
Subscription Price: The subscription price per share will be 88% of the volume-weighted average of the sales prices of TICC common stock on the NASDAQ
Global Select Market measured over the five trading days ending on the
Expiration Date of the offer
NASDAQ: TICC
Offering Summary
(1) Assuming all rights in the offering are subscribed.
(1)

Last Day to Purchase Shares and Be Eligible to Receive Rights: May 20, 2008
Rights Begin Trading: May 21, 2008
Shares Trade Ex-Rights: May 21, 2008
Rights Eligible for Trading: May 21, 2008
Record Date: May 23, 2008
Subscription Period: May 23, 2008 to June 13, 2008
(1)
Last Day Rights May Be Traded: June 13, 2008
(1)
Expiration Date: June 13, 2008
(1)
(1) Unless the offer is extended.
NASDAQ: TICC
Key Dates in the Rights Offering

This presentation does not constitute an offer to sell or a solicitation of an offer to buy the securities in the Offering, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of TICC before investing. The Offering may be made only by means of a prospectus, copies of which may be obtained when available from:
RBC Capital Markets
Lead Dealer-Manager
Three World Financial Center
200 Vesey Street
New York, NY 10281-8098
Attn: Jiho Song
Tel: (212) 428-6679
Fax: (212) 428-6660
jiho.song@rbccm.com
Additional information regarding the Offering may be obtained when available from Georgeson Inc., the Information Agent, at:
Georgeson Inc.
Information Agent
199 Water Street, 26 Floor
New York, NY 10038
Tel: (888) 897-5986
NASDAQ: TICC
Key Contacts
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